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EFFECTIVE AUGUST 23RD, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2004

MPW INDUSTRIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO	0-23335	31-1567260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9711 Lancaster Road, S.E., Hebron, Ohio	43025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (740) 927-8790

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2).

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

On September 15, 2004, the Audit Committee of the Board of Directors of MPW Industrial Services Group, Inc. (the “Company”) determined not to renew the engagement of its existing independent registered public accounting firm, Ernst & Young LLP, and determined to appoint KPMG LLP as its new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending June 30, 2005. The change was the result of a competitive bidding process involving several accounting firms. Ernst & Young LLP’s report on the Company’s 2004 financial statements has not yet been issued, but is expected to be issued in September 2004 in conjunction with the filing of the Company’s Annual Report on Form 10-K for the year ended June 30, 2004, at which time Ernst & Young LLP’s engagement will be terminated.

The reports of Ernst & Young LLP on the consolidated financial statements for the years ended June 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that its audit report for fiscal 2003 was modified to reflect a change in the Company’s method of accounting for goodwill in 2003 in accordance with FASB Statement No. 142, “Goodwill and Other Intangible Assets.” The Company anticipates that the audit report of Ernst & Young LLP, when issued, on the consolidated financial statements of the Company as of and for the year ended June 30, 2004, will not contain any adverse opinion or disclaimer of opinion, nor will it be qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with its audits for the two most recent years ended June 30, 2004 and through September 20, 2004, there have been no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (as defined in Item 304(a)(1)(iv) of Regulation S-K), and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

During the Company’s two most recent years ended June 30, 2003, and through September 20, 2004, neither the Company nor anyone on its behalf consulted with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 20, 2004, is filed as Exhibit 16 to this Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit 16 Letter from Ernst & Young, dated September 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPW Industrial Services Group, Inc.
(Registrant)

Date: September 20, 2004	By:	/s/ Robert Valentine
Robert Valentine
Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
16	Letter of Ernst & Young LLP regarding change in certifying accountant